SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2005

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry Into a Material Definitive Agreement

OraSure Technologies, Inc. (the “Company”) and Northampton County New Jobs Corp. (the “Landlord”) are parties to a Commercial Lease, dated April 30, 1999, as amended (the “Lease”), pursuant to which the Company has leased its facilities at 150 Webster Street, Bethlehem, Pennsylvania, for an initial term expiring March 31, 2005. Pursuant to the Lease, the Company has exercised its option to extend the term of the Lease for an additional period of five (5) years. On March 10, 2005, the Company and the Landlord entered into a Fourth Amendment to Commercial Lease, dated as of March 4, 2005 (the “Fourth Amendment”), which extends the term of the Lease until March 31, 2010. A copy of the Fourth Amendment is attached as Exhibit 10 to this Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
10	Fourth Amendment to Commercial Lease, dated as of March 4, 2005, between OraSure Technologies, Inc. and Northampton County New Jobs Corp.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: March 11, 2005	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

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Index to Exhibits

Exhibit No.	Description
10	Fourth Amendment to Commercial Lease, dated as of March 4, 2005, between OraSure Technologies, Inc. and Northampton County New Jobs Corp.

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